UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 7, 2014 (February 7, 2014)

MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Magnum Hunter Resources Corporation (the “Company”) is filing this Current Report on Form 8-K to report that, during the last thirty days, the Company has experienced unusual delays in the completion and testing of certain of its Marcellus Shale and Utica Shale wells located in West Virginia and Ohio. This has been due to the effects of extreme cold weather conditions in this region that has prohibited completion operations on a number of wells in Appalachia. In particular, these cold weather conditions have affected the Company’s completion operations on (i) the Company’s second Utica Shale well, the Stalder #3UH, on the Stalder Pad (18 well) in Monroe, County, Ohio, and (ii) the Company’s three new Marcellus Shale wells, the WVDRN #1207, #1208 and #1209, on the WVDNR Pad located in Wetzel County, West Virginia. The Company has finally cleared the Stalder #3UH well location of all completion equipment in preparation for the testing of this Utica well, with testing commencing sometime this weekend. The Company plans to provide a complete update on certain of its Marcellus Shale and Utica Shale drilling activities, including an update on the Stalder #3UH well and the WVDRN Pad wells, within the next ten days to two weeks. The Company anticipates that this update will include specific information regarding the initial production rates from the Stalder #3UH well.

Availability of Information on the Company’s Website

The Company is providing a reminder that it makes available on its website (at www.magnumhunterresources.com) a variety of information for investors, analysts and the media, including the following:

•
annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports as soon as reasonably practicable after the material is electronically filed with or furnished to the Securities and Exchange Commission;

•	the most recent version of the Company’s Investor Presentation slide deck;

•
announcements of conference calls, webcasts, investor conferences, speeches and other events at which Company executives may discuss the Company and its business and archives or transcripts of such events;

•	press releases regarding annual and quarterly earnings, operational developments, legal developments and other matters; and

•	corporate governance information, including the Company’s corporate governance guidelines, committee charters, code of conduct and other governance-related matters.

The Company’s goal is to maintain its website as the authoritative portal through which visitors can easily access current information about the Company.  Over time, the Company intends for its website to become a primary channel for public dissemination of important information about the Company.  Investors, analysts, media and other interested persons are encouraged to visit the Company’s website frequently.

Certain information included on the Company’s website constitutes forward-looking statements and is subject to the qualifications under the heading “Forward-Looking Statements” below and in the Company’s Investor Presentation slide deck.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect operations, financial performance, and other factors as discussed in filings made by the Company with the Securities and Exchange Commission (the "SEC"). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports filed by the Company with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended after such fiscal year. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” Forward-looking statements speak only as of the date of the document in which they are contained, and the Company does not undertake any duty to update any forward-looking statements except as may be required by law.

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In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: February 7, 2014	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer